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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                  __________

                                   FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

                                  __________

     Date of Report (Date of earliest event reported):  September 20, 1999



                   NUMBER NINE VISUAL TECHNOLOGY CORPORATION
            (Exact name of registrant as specified in its charter)


                                    0-25898
                                    -------
                                  (Commission
                                 File Number)


         Delaware                                         04-2821358
     ----------------                                -------------------
     (State or other                                 (IRS Employer
     jurisdiction of                                 Identification No.)
     incorporation)

                              18 Hartwell Avenue
                             Lexington, MA  02421
              ---------------------------------------------------
              (Address of principal executive offices) (Zip Code)


      Registrant's telephone number, including area code:  (781) 674-0009
                                                           --------------

                                     N/A
             -----------------------------------------------------
        (Former name or former address, if changed since last report.)
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                               Index to Form 8-K
                               -----------------

Item                                                                  Page
- ----                                                                  ----

ITEM 5.  OTHER EVENTS...............................................     1
         ------------

                                      (i)
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     Item 5.   Other Events.
               ------------

     Following a hearing conducted at the Registrant's request before the Nasdaq Listing Qualifications Panel (the "Panel") on July 15, 1999 to determine whether the Registrant could continue to be listed on The Nasdaq National Market pursuant to an exception to certain quantitative criteria, via written notice dated September 20, 1999, the Panel determined to delist the Registrant's common stock from The Nasdaq National Market effective with the close of business on September 20, 1999. The Panel also determined that, at the time of delisting from The Nasdaq National Market, the Company did not comply with the requirements for continued listing on The Nasdaq SmallCap Market. Accordingly, following the date of the delisting, the Company's common stock has been traded on the OTC Bulletin Board.

                                       1
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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              NUMBER NINE VISUAL TECHNOLOGY CORPORATION


Date:  September 30, 1999     By:  /s/ Timothy Burns
                                 ---------------------------------
                                  Timothy Burns
                                  Chief Financial Officer

                                       2